UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 27, 2019

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2019, the Board of Directors of the Company appointed Joseph Manko, Jr. to fill the vacancy existing on the Board of Directors for a term ending at the 2020 annual meeting of shareholders. The Company’s press release announcing this appointment was issued on July 2, 2019, and a copy of that press release is filed as an exhibit to this Form 8-K.

Mr. Manko is an experienced Board member and senior principal in Horton Capital Management LLC, the investment manager for Horton Capital Partners Fund, LP, a significant shareholder in the Company. Mr. Manko has over 20 years of investment experience in the asset management, investment banking, private equity and corporate securities markets. He previously served as a Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies. Prior to that, Mr. Manko was a Managing Director at Deutsche Bank in London and a Vice President at Merrill Lynch in Hong Kong. He began his career as a corporate finance attorney at Skadden Arps.

There are no arrangements or understandings between Mr. Manko and any other person pursuant to which Mr. Manko was appointed as a director. The Board of Directors has affirmatively determined that Mr. Manko qualifies as an “independent director” under the rules of the New York Stock Exchange and the Company’s independence standards. Mr. Manko will receive cash compensation as is payable to other non-employee directors of the Company (pro rata for his term of service on the Board) and a grant of 22,917 restricted stock units on the same terms and conditions granted to the other non-employee directors of the Company.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Wireless Telecom Group, Inc., dated July 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: July 2, 2019	By:	/s/ Michael J Kandell
Michael J Kandell
Chief Financial Officer and Corporate Secretary